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Exhibit 32.1

Certification of Chief Executive Officer

        In connection with the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2008, of Financial Security Assurance Holdings Ltd. (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert P. Cochran, Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 17, 2008

By:	/s/ ROBERT P. COCHRAN
Name: Robert P. Cochran Title: Chief Executive Officer

        A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

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  Exhibit 32.1
Certification of Chief Executive Officer